UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TWMC	NASDAQ Stock Market (Common Shares)

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 23, 2020, Trans World Entertainment Corporation (the “Company”), Record Town, Inc., Record Town USA LLC, Record Town Utah LLC, Trans World FL LLC, Trans World New York, LLC (collectively, the “Vendor”), 2428392 Inc. (“Purchaser”), and 2428391 Ontario Inc, o/a Sunrise Records, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), pursuant to which Vendor agreed to sell substantially all of the assets of and certain of the liabilities relating to the retail, music, film, video and popular business constituting the For Your Entertainment segment of the Company’s business (the “Business” and the transaction, the “Transaction”).  The parties have agreed that the rights, obligations and liabilities (economic and otherwise) resulting from the sale of the Purchased Assets and the Assumed Liabilities (each as defined in the Asset Purchase Agreement) will be deemed to have occurred at 12:00am on February 1, 2020 (the “Effective Time”), notwithstanding that the closing of the Transaction (the “Closing”) will occur at a later date.

The consideration for the sale will consist of the base purchase price of $10,000,000 (the “Base Purchase Price”), payable in cash, of which $1,000,000 will be held in escrow to satisfy certain post-closing adjustments and obligations. The Base Purchase Price is based on the delivery to Purchaser of $40,000,000 of Net Inventory (as defined in the Asset Purchase Agreement) (the “Target Net Inventory”) as of the Effective Time.  The Base Purchase Price shall be adjusted following the Closing as follows: (i) for every $1.00 by which Net Inventory delivered at the Effective Time exceeds the Target Net Inventory, up to $42,000,000, the Base Purchase Price will be increased by $0.50, (ii) for every $1.00 by which Net Inventory delivered at the Effective Time exceeds $42,000,000, the Base Purchase Price will be increased by $0.25, (iii) for every $1.00 by which Net Inventory delivered at the Effective Time is less than the Target Net Inventory, down to $37,000,000, the Base Purchase Price will be decreased by $0.50, and (iv) for every $1.00 by which Net Inventory delivered at the Effective Time is less than $37,000,000, the Base Purchase Price will be decreased by $0.75.  Also following Closing, Purchaser will pay Vendor Purchaser’s portion of certain pre-paid expenses, employee expenses, pre-paid taxes and other unreimbursed amounts paid by Vendor in respect of the Purchased Assets and Assumed Liabilities following the Effective Time.

The parties to the Asset Purchase Agreement have each made customary representations and warranties in the Asset Purchase Agreement, and have agreed to indemnify each other for breaches of such representations and warranties, subject to certain specified limitations. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Asset Purchase Agreement.  Consummation of the Closing is subject to certain conditions, including the receipt of certain third party consents, the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Company’s common stock, and other customary closing conditions for a transaction of this type.

The Company and Vendor are also subject to a “no shop” restriction that limits its ability to solicit alternative acquisition proposals or provide non-public information to, and engage in discussion with, third parties, except under limited circumstances to permit the Company and Vendor’s board of directors to comply with its fiduciary duties.

The Asset Purchase Agreement can be terminated (i) by mutual consent, (ii) by Purchaser, if Vendor breaches and such breach is not capable of being cured by March 31, 2020 or is not cured within 10 business days, any of the conditions to closing are not met by March 31, 2020 through no fault of Purchaser or the value of the Net Inventory at the Effective Time is less than $30,000,000 as determined by the Inventory Audit, (iii) by Vendor, if Purchaser breaches and such breach is not capable of being cured by March 31, 2020 or is not cured within 10 business days, any of the conditions to closing are not met by March 31, 2020 through no fault of Vendor or prior to receiving the Requisite Vote, the Board authorizes the entry into a definitive agreement in respect of a Superior Proposal, (iv) by either Party, if either a law or governmental order prohibits the transaction or if the Requisite Vote of Parent is not obtained.  A termination fee of $3,500,000 is payable if Vendor terminates because the board authorizes the entry into a definitive agreement in respect of a Superior Proposal, and such payment is due within 3 business days following execution of the new definitive agreement.

The parties will also enter into (i) a transition services agreement to be agreed in good faith by Purchaser and the Vendor relating to the provision by the Vendor or their affiliates of transition services to Purchaser as reasonably requested and necessary or would customarily be provided for the conduct of the Business immediately following the Closing and for a reasonable time period thereafter, and (ii) a transition services agreement to be agreed in good faith by Purchaser and the Vendor relating to the provision by Purchaser or its affiliates of transition services to the Vendor as reasonably requested and necessary for the Vendor to meet their obligations under the Asset Purchase Agreement and to give effect to the Transaction contemplated thereby immediately following the Closing and for a reasonable time period thereafter.

The Asset Purchase Agreement and the foregoing description has been included to provide the Company’s stockholders with information regarding its terms and is not intended to provide any other factual information about the parties to the Transaction. The Asset Purchase Agreement contains representations and warranties by each of the parties to the Asset Purchase Agreement, which are made solely for the benefit of the other parties to the Asset Purchase Agreement. The representations and warranties in the Asset Purchase Agreement (i) are not intended to be treated as categorical statements of fact but rather as a way of allocating risk to one of the parties if any such representation or warranty proves to be inaccurate, (ii) are in certain cases qualified by reference to the schedules to the Asset Purchase Agreement and/or reports filed by the Company with the SEC, (iii) may be subject to standards of materiality applicable to the parties to the Asset Purchase Agreement that differ from what might be viewed as material to shareholders of such party and (iv) were made only as of the date of the Asset Purchase Agreement or such other date or dates as may be specified in the Asset Purchase Agreement. The Company’s stockholders should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties to the Transaction.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the complete text thereof, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS

On January 23, 2020, the Company issued a press release announcing the execution of the Asset Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit No.	Description
2.1
Asset Purchase Agreement dated as of January 23, 2020, by and among Record Town, Inc., Record Town USA  LLC, Record Town Utah LLC, Trans World FL LLC, Trans World New York, LLC, Trans World Entertainment  Corporation, 2428392 Inc., and 2428391 Ontario Inc, o/a Sunrise Records.*

99.1	Trans World Entertainment Corporation Press Release dated as of January 23, 2020.

*
Schedules, annexes and exhibits attached to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Trans World Entertainment Corporation will furnish the omitted items to the Securities and Exchange Commission upon request by the Commission.

*****

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with its Transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant materials concerning the Transaction. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the Transaction. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT FOR THE TRANSACTION WHEN IT IS FILED, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. All such documents, when filed, are available without charge at the SEC’s website (http://www.sec.gov), at the Company’s website at http://www.twec.com/investors or by sending a written request to the Company’s Corporate Secretary, 38 Corporate Circle, Albany, NY 12203.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding the interests of the Company’s participants is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and the Company’s proxy statement, filed with the SEC on May 29, 2019 (as supplemented), for its 2019 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the Transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the Transaction.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements in this communication are forward-looking statements, including, without limitation, the statements made concerning the Transaction. The statements contained in this document that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, and similar terms and phrases, including references to assumptions, in this document to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, those regarding the transactions contemplated by the Asset Purchase Agreement. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors that could cause actual results to differ materially from the results expressed in the statements. The following factors are among those that may cause actual results to differ materially from the Company’s forward-looking statements:

•	the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock;

•
the failure to satisfy any of the conditions to the consummation of the Transaction, including the adoption of the purchase agreement by the Company’s stockholders and the receipt of third party consents;

•	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Asset Purchase Agreement;

•	the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally;

•	risks that the Transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Transaction;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;

•	the outcome of any legal proceedings that may be instituted against the Company related to the Transaction;

•	unexpected costs, charges, expenses, liabilities or delays in the consummation of the Transaction;

•	the Company’s ability to operate as a going-concern following the closing of the Transaction; and

•	other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

The reader should keep in mind that any forward-looking statement made by us in this document, or elsewhere, pertains only as of the date on which we make it. New risks and uncertainties come up from time-to-time and it’s impossible for us to predict these events or how they may affect us. In light of these risks and uncertainties, you should keep in mind that any forward-looking statements made in this report or elsewhere might not occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/ Edwin Sapienza
Date: January 23, 2020
Edwin Sapienza
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Asset Purchase Agreement dated as of January 23, 2020, by and among Record Town, Inc., Record Town USA LLC, Record Town Utah LLC, Trans World FL LLC, Trans World New York, LLC, Trans World Entertainment Corporation, 2428392 Inc., and 2428391 Ontario Inc, o/a Sunrise Records.*

99.1	Trans World Entertainment Corporation Press Release dated as of January 23, 2020.

* Schedules, annexes and exhibits attached to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Trans World Entertainment Corporation will furnish the omitted items to the Securities and Exchange Commission upon request by the Commission.